Exhibit 10.3

Exhibit B

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER AND REASONABLY APPROVED BY THE COMPANY), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

COMMON STOCK PURCHASE WARRANT

Number of shares: [•]	Holder: [•]

Exercise Price per Share: $11.50	Warrant No. [•]

Expiration Date: [•], 2028	Issue Date: [•], 2023

FOR VALUE RECEIVED, SportsMap Tech Acquisition Corp., a Delaware corporation (the “Company”), hereby certifies that [Holder], or its designated assigns (the “Warrant Holder”), is entitled to purchase the securities set forth below.

This Warrant entitles the Warrant Holder to purchase from the Company at any time after the Issue Date and before the Expiration Date [•] shares (the “Warrant Shares”) of Company Common Stock, par value $0.0001 (the “Common Stock”) of the Company at an exercise price of $11.50 per share (as adjusted from time to time as provided in Section 7 hereof, the “Exercise Price”), at any time and from time to time from and after the Issue Date and through and including 5:00 p.m. New York time on the Expiration Date.

This Warrant is being issued pursuant to that certain Subscription Agreement, dated as of [•] by and between the Company, the Warrant Holder and the other parties thereto (the “Subscription Agreement”). Capitalized terms used herein but not otherwise defined herein, shall have the meanings given to them in the Subscription Agreement.

This Warrant is subject to the following terms and conditions:

1.            Registration of Warrant. The Company shall register this Warrant upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Warrant Holder hereof from time to time. The Company may deem and treat the registered Warrant Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Warrant Holder, and for all other purposes, unless provided notice to the contrary in accordance herewith.

2.            Investment Representation. The Warrant Holder by accepting this Warrant represents that the Warrant Holder is acquiring this Warrant for its own account or the account of an affiliate for investment purposes and not with the view to any offering or distribution and that the Warrant Holder will not sell or otherwise dispose of this Warrant or the underlying Warrant Shares in violation of applicable securities laws. The Warrant Holder acknowledges that the certificates representing any Warrant Shares will bear a legend indicating that they have not been registered under the United States Securities Act of 1933, as amended (the “1933 Act”) and may not be sold by the Warrant Holder except pursuant to an effective registration statement or pursuant to an exemption from registration requirements of the 1933 Act and in accordance with federal and state securities laws. “Person” means an individual, partnership, firm, limited liability company, trust, joint venture, association, corporation, or any other legal entity.

3.            Validity of Warrant and Issue of Shares. The Company represents and warrants that this Warrant has been duly authorized and validly issued and warrants and agrees that all of Warrant Shares that may be issued upon the due exercise of the rights represented by this Warrant will, when issued upon such exercise, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further warrants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

4.            Registration of Transfers and Exchange of Warrants.

a.            Subject to compliance with the legend set forth on the face of this Warrant, the Company shall register the transfer of this Warrant, or any portion of this Warrant, in the Warrant Register, upon delivery by the Warrant Holder to the Company of this Warrant and a duly completed and executed written assignment. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Warrant Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a Warrant Holder of a Warrant.

b.            This Warrant is exchangeable, upon the surrender hereof by the Warrant Holder to the Company for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange, and will have the same Expiration Date as the original Warrant for which the New Warrant was exchanged.

5.            Exercise of Warrants.

a.            Exercise of this Warrant shall be made upon delivery to the Company of (i) this Warrant; (ii) a duly completed and executed election notice, in the form attached hereto (the “Election Notice”) and (iii) payment of the Exercise Price. Payment of the Exercise Price may be made at the option of the Warrant Holder either (a) in cash, wire transfer or by certified or official bank check payable to the order of the Company equal to the Exercise Price per share in effect at the time of exercise multiplied by the number of Warrant Shares specified in the Election Notice, or (b) through a cashless exercise provided in Section 5(b) below. The Company shall promptly issue or cause to be issued and cause to be delivered to the Warrant Holder in such name or names as the Warrant Holder may designate in the Election Notice, a certificate for the Warrant Shares issuable upon such exercise, with such restrictive legend as required by the 1933 Act, as applicable. Any person so designated by the Warrant Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

b.            In lieu of exercising this Warrant for cash, the Warrant Holder may elect to receive that number of Warrant Shares computed using the following formula:

X=Y (A-B)

A

Where X= the number of shares of Common Stock to be issued to the Warrant Holder

Y=            the number of shares of Warrant Shares purchasable under this Warrant or, if only a portion of this Warrant is being exercised, the portion of this Warrant being exercised (at the date of such calculation)

A=            fair market value of one share of Common Stock on the date of determination

B=            Exercise Price (as adjusted to the date of such calculation)

For purposes of this Section 5(b), the fair market value of one share of Common Stock on the date of determination shall mean:

(i) if the Common Stock is publicly traded, the per share fair market value of the Common Stock shall be the closing price of the Common Stock as quoted on the Nasdaq Capital Market, or the principal exchange or market on which the Common Stock is listed, on the last trading day ending prior to the date of determination; and

(ii) if the Common Stock is not so publicly traded, the per share fair market value of the Common Stock shall be such fair market value as determined in good faith by the Board of Directors of the Company.

For purposes of Rule 144 promulgated under the 1933 Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction in the manner described above shall be deemed to have been acquired by the Warrant Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued.

c.            A “Date of Exercise” means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), (ii) the Election Notice (or attached to such New Warrant) appropriately completed and duly signed, and (iii) payment of the Exercise Price (if this Warrant is exercised on a cash basis) for the number of Warrant Shares so indicated by the Warrant Holder to be purchased.

d.            This Warrant shall be exercisable at any time and from time to time for such number of Warrant Shares as is indicated in the attached Form of Election to Purchase. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

e.            Notwithstanding anything to the contrary in the Subscription Agreement or this Warrant, neither the Warrant Holder nor the Company, including any potential aggregation with a third party which is part of a single plan of financing, may receive or issue Warrant Shares if such issuance would violate the rules of the Company’s Trading Market (the “Exchange Cap”), except that the Exchange Cap shall not apply in the event that the Company obtains the approval of its stockholders as required by the applicable rules of the Trading Market.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange (or any successors to any of the foregoing).

f.            Notwithstanding anything to the contrary in the Subscription Agreement or this Warrant, until the date that is six (6) months after the date hereof, any Warrant Shares may not be directly or indirectly transferred, pledged, sold or otherwise disposed of without the prior written consent of the Company.

6.            Adjustment of Exercise Price and Number of Shares. The character of the shares of stock or other securities at the time issuable upon exercise of this Warrant and the Exercise Price therefor, are subject to adjustment upon the occurrence of the following events:

a.            Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company effects any merger of the Company with or into another entity and the Company is not the surviving entity (such surviving entity, the “Successor Entity”), (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or by another individual or entity, and approved by the Company) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares of Common Stock for other securities, cash or property and the holders of at least 50% of the Common Stock accept such offer, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock) (in any such case, a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive the number of shares of Common Stock of the Successor Entity or of the Company and any additional consideration (the “Alternate Consideration”) receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event (disregarding any limitation on exercise contained herein solely for the purpose of such determination). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Warrant Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any Successor Entity in such Fundamental Transaction shall issue to the Warrant Holder a new warrant consistent with the foregoing provisions and evidencing the Warrant Holder’s right to exercise such warrant into Alternate Consideration.

b.            Adjustments for Stock Dividends; Combinations, Etc. In case the Company shall do any of the following (an “Event”):

(i)            declare a dividend or other distribution on its Common Stock payable in Common Stock of the Company,

(ii)           subdivide the outstanding Common Stock pursuant to a stock split or otherwise, or

(iii)          reclassify its Common Stock,

then the number of shares of Common Stock or other securities at the time issuable upon exercise of this Warrant shall be appropriately adjusted to reflect any such Event.

c.            Certificate as to Adjustments. In case of any adjustment or readjustment in the price or kind of securities issuable on the exercise of this Warrant, the Company will promptly give written notice thereof to the holder of this Warrant in the form of a certificate, certified and confirmed by the Board of Directors of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

7.            Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares that shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrants Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 7, be issuable on the exercise of this Warrant, the Company shall, at its option, (i) pay an amount in cash equal to the Exercise Price multiplied by such fraction or (ii) round the number of Warrant Shares issuable, up to the next whole number.

8.            Non-Circumvention. The Company covenants and agrees that it will not, by amendment of its certificate of incorporation, bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant, and (iii) shall, for so long as this Warrant is outstanding, have authorized and reserved, free from preemptive rights, at least such number of shares of Common Stock that is actually issuable upon full exercise of the Warrant (based on the Exercise Price in effect from time to time, and without regard to any limitations on exercise).

9.            Warrant Holder Not Deemed a Stockholder. Except as otherwise specifically provided herein, this Warrant, in and of itself, shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

10.            Notice. Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in accordance with the notice provisions contained in the Subscription Agreement.

11.            Miscellaneous.

a.            This Warrant is being issued pursuant to the terms of the Subscription Agreement. If not otherwise defined herein, all capitalized terms herein shall have the meanings given to them in the Subscription Agreement. Further, all of the terms, representations, warranties, agreements, covenants and conditions set forth in the Subscription Agreement are incorporated herein by reference. To the extent that there is a conflict between any condition, term or provision of this Warrant and the Subscription Agreement, the conditions, terms, and provisions set forth herein shall specifically supersede the conflicting conditions, provisions and/or terms in the Subscription Agreement.

b.            This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Warrant may be amended only in writing and signed by the Company and the Warrant Holder. Holder may assign this Warrant without consent from the Company but in accordance with the restrictions herein.

c.            Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Warrant Holder any legal or equitable right, remedy or cause of action under this Warrant; this Warrant shall be for the sole and exclusive benefit of the Company and the Warrant Holder.

d.            This Warrant shall be governed by, construed and enforced in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof.

e.            Each of the parties to this Agreement irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the courts of the State of Delaware and of the United States District Court of the District of Delaware, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Warrant, or for the recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Delaware State court or, to the fullest extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

f.            The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

g.            In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonably substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by the authorized officer as of the date first above stated.

SportsMap Tech Acquisition Corp.

By:
Name:	[ ]
Title:	[ ]

Acknowledged and Agreed:
[ ]

By:
Name:
Title:

FORM OF ELECTION TO PURCHASE

(To be executed by the Warrant Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To: Infrared Cameras Holdings, Inc.

The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby irrevocably elects to purchase (check applicable box):

☐	________ shares of the Common Stock covered by such Warrant; or

☐	the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth therein.

The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is $___________. Such payment takes the form of (check applicable box or boxes):

☐	$__________ in lawful money of the United States; and/or

☐	the cancellation of such number of shares of Common Stock as is necessary, in accordance with the formula set forth in Section 5 of the Warrant, to exercise this Warrant with respect to the maximum number of shares of Common Stock purchasable pursuant to the cashless exercise procedure set forth in Section 5.

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from registration under the Securities Act.

Name of Warrant Holder:

(Print)___________________________________
(By:)____________________________________
(Name:)_________________________________
(Title:)__________________________________
Signatures must conform in all respects to the name of the Warrant Holder on the face of the Warrant.